UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2009
TECUMSEH PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

Michigan	0-452	38-1093240

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1136 Oak Valley Drive Ann Arbor, Michigan	48108

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (734) 585-9500
(not applicable)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On July 29, 2009, in connection with the solicitation of proxies, we will post certain materials to http://tecumseh.investorroom.com, including (i) responses to frequently asked questions relevant to the current proxy contest, (ii) important facts about the Company’s recapitalization proposal, (iii) a timeline of key events relevant to the current proxy contest, (iv) a summary of the Company’s strategic and operational progress since 2006, (v) a comparison of the qualifications and experience of the Company’s nominees against the Herrick Foundation nominees and (vi) a detailed presentation modeling a financial scenario for the Company based on the Herricks’ suggested initiatives and historical management decisions. These materials will be posted to http://tecumseh.investorroom.com on July 29, 2009 and are being filed herewith as Exhibits 99.1, 99.2, 99.3 99.4, 99.5 and 99.6, respectively to this Form 8-K in compliance with Rule 425 of the Securities Act of 1933, as amended, and are hereby incorporated into this Item 8.01.
TECUMSEH PRODUCTS COMPANY HAS FILED A DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS CONCERNING THE SPECIAL MEETING WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON JULY 10, 2009. BEFORE SOLICITING PROXIES, THE COMPANY WILL PROVIDE SHAREHOLDERS WITH THE DEFINITIVE PROXY STATEMENT/PROSPECTUS. THE COMPANY ADVISES SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE COMPANY AND CERTAIN PROPOSALS TO BE PRESENTED TO A VOTE OF SHAREHOLDERS AT ITS 2009 ANNUAL MEETING. SHAREHOLDERS MAY OBTAIN FREE COPIES OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV. THEY MAY ALSO ACCESS A COPY OF THE COMPANY’S DEFINITIVE PROXY STATEMENT/PROSPECTUS BY ACCESSING WWW.TECUMSEH.COM. IN ADDITION, SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE PROXY STATEMENT BY CONTACTING GEORGESON INC. TOLL FREE AT (866) 203-1198 (BANKS AND BROKERS CALL (212) 440-9800).
THE COMPANY, ITS DIRECTORS, SOME OF ITS EXECUTIVE OFFICERS AND CERTAIN OTHER OF ITS EMPLOYEES ARE PARTICIPANTS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING. INFORMATION ABOUT THE PARTICIPANTSISSET FORTH IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS. INFORMATION ABOUT THE PARTICIPANTS’ DIRECT OR INDIRECT INTERESTS IN THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING IS ALSO CONTAINED IN THE PROXY STATEMENT/PROSPECTUS REFERRED TO ABOVE.

Item 9.01 Financial Statements and Exhibits.
     The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Frequently Asked Questions
99.2	Facts about the Recapitalization Plan
99.3	Timeline
99.4	Strategic and Operational Progress Summary
99.5	Nominee Comparison
99.6	Herrick Foundation Initiatives Presentation
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECUMSEH PRODUCTS COMPANY
Date: July 29, 2009	By	/s/ James S. Nicholson
James S. Nicholson
Vice President, Treasurer and Chief Financial Officer

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